0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 MOUNTAIN COMMERCE BANCORP, INC. Special Meeting of Shareholders, March 11, 2026 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned shareholder(s) hereby appoint(s) William E. Edwards, III and Frank Wood, and each of them, as proxies, each, with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this proxy card, all shares of common stock of Mountain Commerce Bancorp, Inc. held of record by the undersigned as of the close of business on January 28, 2026, at the 2026 Special Meeting of Shareholders (the "Special Meeting") to be held on Wednesday, March 11, 2026, at 11:00 AM Eastern Time at The Hilton Garden Inn, 6200 Papermill Drive, Knoxville, Tennessee, 37919, or any adjournment or postponement thereof. The undersigned hereby further authorize(s) such proxies to vote in their discretion upon such other matters as may properly come before the Special Meeting and at any adjournment or postponement thereof. Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus in connection with the Special Meeting is hereby acknowledged. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY YOU. IF YOU SIGN AND RETURN THIS PROXY BUT DO NOT GIVE ANY DIRECTION, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS FOR EACH PROPOSAL AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued and to be signed on the reverse side) 1.1 Exhibit 99.1

Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 SPECIAL MEETING OF SHAREHOLDERS OF MOUNTAIN COMMERCE BANCORP, INC. March 11, 2026 INTERNET - Access www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or +1-201-299-4446 worldwide from any touch- tone telephone and follow the instructions. Have your proxy card available when you call. Vote online or by phone until 11:59 PM Eastern Time the day before the Special Meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or by telephone. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x ------------------ ---------------- 00030000030000000000 8 031126 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus is/are available at www.astproxyportal.com/ast/19237 1. To approve and adopt the Agreement and Plan of Merger, dated as of December 7, 2025, by and among Mountain Commerce Bancorp, Inc. (“MCBI”), Mountain Commerce Bank ("MCB"), Home BancShares, Inc. (“Home”), HOMB Acquisition Sub IV, Inc. (“Acquisition Sub”) and Centennial Bank (“Centennial”), (as amended from time to time, the "Merger Agreement"), pursuant to which, on the terms and subject to the conditions thereof, (i) Acquisition Sub will merge with and into MCBI and (ii) thereafter MCBI will merge with and into Home (such mergers, collectively, the "Merger") (the "Merger Proposal"). 2. To approve the adjournment or postponement of the MCBI special meeting to a later date or time, if necessary or appropri- ate, including adjournments to permit further solicitation of prox- ies in favor of the Merger Proposal if MCBI has not received proxies representing a sufficient number of shares of MCBI com- mon stock to approve the Merger Proposal. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in accordance with the direction given by the undersigned shareholder(s). If no direction is made, it will be voted FOR Proposals 1 AND 2 and otherwise in the discretion of the holders of the proxies. FOR AGAINST ABSTAIN